Q1 ‘25 Earnings Presentation May 9, 2025 NYSE: PAR 1partech.com

Forward-Looking Statements. This presentation contains forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995, the accuracy of such statements is necessarily subject to risks, uncertainties and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to the plans, strategies and objectives of management relating to our growth, results of operations, and financial performance, including customer retention, service and product offerings, the development, demand, market share, and competitive performance of our products and services; revenues, gross margins, expenses, cash flows, and other financial measures and key performance indicators, including ARR, Active Sites, subscription service gross margins, net loss, and net loss per share; the availability and terms of product and component supplies for our hardware products; expanding our addressable markets and cross-selling efforts; anticipated benefits of acquisitions, divestitures, and capital markets transactions; and macroeconomic trends, geopolitical events, tariffs, and trade disputes and the expected impact of those trends and events on our business, results of operations, and financial performance. These statements are neither promises nor guarantees but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Factors, risks, trends and uncertainties that could cause actual results to differ materially from those expressed or implied by forward-looking statements include our ability to successfully develop or acquire and transition new products and services and enhance existing products and services to meet evolving customer needs and respond to emerging technological trends, including our effective us of artificial intelligence (AI) in product development and integration of AI tools into our product and service offerings; our ability to add and retain Active Sites and integration partners; our ability to successfully integrate acquisitions into our operations, and realize the anticipated benefits; macroeconomic trends, such as a recession or slowed economic growth, fluctuating interest rates, inflation, and changes in consumer confidence and discretionary spending; our ability to successfully expand our business or products into new markets or industries; geopolitical events, such the Russia-Ukraine war, tensions with China and between China and Taiwan, hostilities in the Middle East, including the Israel conflict(s), and uncertainty relating to new or increased tariffs or other trade restrictions implemented by the U.S. or retaliatory trade measures or tariffs implemented by other countries and our ability to retain and manage suppliers, secure alternative suppliers, and manage inventory levels and costs, navigate manufacturing disruptions or logistics challenges, shipping delays, and shipping costs; and the other factors discussed in our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this presentation, which are based on information available to us on the date hereof. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. Industry and Market Data. Market, industry, and other data included in this presentation are from or based on our own internal good faith estimates and research, and on publicly available publications, research, surveys and studies conducted by third parties, which we believe are reliable, but have not independently verified. Similarly, while we believe our internal estimates and research are reliable, we have not independently verified our internal estimates or research. While we are not aware of any misstatements regarding any market, industry, or other data used by us or expressed in this presentation, such information, because it has not been verified or, by its nature - market surveys, estimates, projections or similar data, are inherently subject to uncertainties, and actual results may differ materially from the assumptions and circumstances reflected in this information. Key Performance Indicators and Non-GAAP Financial Measures.(1) We monitor certain key performance indicators and non-GAAP financial measures in the evaluation and management of our business; certain key performance indicators and non-GAAP financial measures are provided in this presentation as we believe they are useful in facilitating period-to-period comparisons of our business performance. Key performance indicators and non-GAAP financial measures do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Key performance indicators and non-GAAP financial measures are not forecasts or indicators of future or expected results and should not have undue reliance placed upon them by investors. Where non-GAAP financial measures are included in this presentation, the most directly comparable GAAP financial measures and a detailed reconciliation between GAAP and non-GAAP financial measures is included in the Appendix to this presentation. Unless otherwise indicated, financial and operating data included in this presentation is as of March 31, 2025. Trademarks. “PAR®,” “PAR POS®”, “Punchh®,” “PAR OrderingTM”, "PAR OPSTM," “Data Central®," “DelagetTM,” "PAR RetailTM", "PAR® Pay”, “PAR® Payment Services”, and other trademarks identifying our products and services appearing in this presentation belong to us. This presentation may also contain trade names and trademarks of other companies. Our use of such other companies’ trade names or trademarks is not intended to imply any endorsement or sponsorship by these companies of us or our products or services. (1) See Appendix for Non-GAAP reconciliations and Key Performance Indicators partech.com 2

Our Journey… So Far

(Dollar values represent ARR)

Software Renaissance

- Acquired PAR POS.
- Restructured PAR, new team, mission, values.
- Recapitalized PAR to invest in SaaS.
- Acquired Data Central.

Building a Unified Platform

- Launched PAR Payments.
- Acquired loyalty provider Punchh.
- Acquired PAR Ordering.
- Crossed 100k Active Sites.

Global Food Service Pure Play

- Acquired loyalty provider PAR Retail and international solutions TASK and Plexure.
- Acquired analytics and intelligence provider Delaget.
- Divested Government segment to become a pure play food service tech company.



PAR POS
PAR Data Central
$19.2M
Q4 2019
PAR Pay
PAR Punchh
$88.2M
Q4 2021
PAR Ordering
$136.9M
Q4 2023
PAR Retail
$185.7M
Q1 2024
SOLD
PAR Government
PAR TASK
PAR Delaget
$282.1M
Q1 2025
2014
2019
2020
2021
2022
2023
2024
2025

PAR
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Building a Unified Experience… Leading To • Unified technology platform offering integrated solutions and sophisticated data insights • Pairs with our state of the art hardware offerings for a complete tech stack • Supported by our comprehensive professional service offerings to drive a positive customer experience 4partech.com

PAR’s Success Will Be Driven by our Flywheel Established brand and winning market share Land product #1 Reinvest to launch or acquire product #2 Scale economics leads to more capital to reinvest in productsHappy and sticky customers 5 Differentiated Platform partech.com

Financial Review First Quarter 2025 Highlights 6partech.com

Q1 2025 Highlights

1 18% organic ARR growth	• Consistent delivery on strong organic ARR growth
2 Driving margin expansion	• Non-GAAP subscription service gross margin percentage[1] improved to 69.1% in Q1 2025 from 65.7% in Q1 2024
3 Continued Adjusted EBITDA profitability	• Adjusted EBITDA[2] of $4.5 million in Q1 2025
4 Cross-sell traction	• Cross-sell traction creating meaningful revenue opportunity from existing and potential future whitespace
5 Repeatable M&A motion	• Proven track record of strategic M&A, with the recent acquisitions of PAR Retail, TASK Group, and Delaget significantly expanding PAR's TAM into convenience stores and international markets

1. Non-GAAP Subscription Service Gross Margin percentage is a Non-GAAP financial measure. Please see Appendix for a detailed reconciliation to Subscription Service Gross Margin percentage (GAAP).
2. Adjusted EBITDA is a Non-GAAP financial measure. Please see Appendix for a detailed reconciliation from net loss to Adjusted EBITDA.

PAR partech.com 7

Revenue by Offering 21.0% 65.9% 13.1% Hardware Subscription Service Professional Service ARR by Subscription Product Line 41.5% 58.5% Operator Cloud Engagement Cloud 8partech.com Q1 2025 Revenue Breakout

Strong Organic & Inorganic ARR Growth

($'000,000)



Organic ARR
18%
Y/Y Growth
185.7
192.2
203.3
212.2
219.2
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25



Total ARR
52%
Y/Y Growth
185.7
192.2
244.7
272.5
282.1
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Year-over-year metrics are for the quarter ended 3/31/2025 compared to the quarter ended 3/31/2024.
Please see Appendix — Key Performance Indicators for more information on ARR.
The Total ARR chart above presents our ARR on a constant currency basis, calculated using the exchange rates set at the beginning of 2025. There has been no impact on our Organic ARR as a result of applying a constant currency as the exchange rate effects only began with the acquisition of TASK Group Holdings Limited in July 2024.

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54% Y/Y Growth Year-over-year metrics are for the quarter ended 3/31/2025 compared to the quarter ended 3/31/2024. Please see Appendix — Key Performance Indicators for more information on ARR. The charts above present our ARR on a constant currency basis, calculated using the exchange rates set at the beginning of 2025. 78.5 84.2 92.9 116.2 117.2 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 ($'000,000) Operator Cloud 49% Y/Y Growth 107.2 107.9 151.8 156.2 164.9 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 10partech.com Engagement Cloud Resilient ARR Growth Across Product Lines

860 Basis Point Y/Y Margin Expansion 1. Non-GAAP Subscription Service Gross Margin percentage is a Non-GAAP financial measure. Please see Appendix for a detailed reconciliation to Subscription Service Gross Margin percentage (GAAP). 2. Non-GAAP Consolidated Gross Margin percentage is a Non-GAAP financial measure. Please see Appendix for a detailed reconciliation to Consolidated Gross Margin percentage (GAAP). 65.7% 66.4% 66.8% 64.7% 69.1% Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Non-GAAP Subscription Service Gross Margin Percentage(1) Non-GAAP Consolidated Gross Margin Percentage(2) 45.6% 49.3% 51.8% 50.3% 54.2% Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 11partech.com Driving Margin Expansion 340 Basis Point Y/Y Margin Expansion

Q1 '25 Financials Consolidated Highlights • 86% increase in gross margin from Q1 2024 • $14.7 million increase in Adjusted EBITDA(1) from Q1 2024 Subscription Service Highlights • 52% increase in ARR from Q1 2024 • 78% increase in revenue from Q1 2024 • 100% increase in gross margin from Q1 2024 Three Months Ended March 31, (in thousands) 2025 2024 Revenues, net: Subscription service $ 68,410 $ 38,379 Hardware 21,843 18,226 Professional service 13,606 13,468 Total revenues, net 103,859 70,073 Total gross margin 48,342 26,058 Operating expenses: Sales and marketing 11,782 10,926 General and administrative 29,284 25,175 Research and development 19,767 15,768 Amortization of identifiable intangible assets 3,259 932 Total operating expenses 64,092 52,801 Other (expense) income, net (91) 300 Interest expense, net (1,634) (1,708) Loss on extinguishment of debt (5,791) — Loss from continuing operations before income taxes (23,266) (28,151) (Provision for) benefit from income taxes (1,281) 7,785 Net loss from continuing operations (24,547) (20,366) Net income from discontinued operations 197 2,078 Net loss (24,350) (18,288) Non-GAAP adjustments 28,890 8,087 Adjusted EBITDA(1) 4,540 (10,201) 12partech.com1. Adjusted EBITDA is a Non-GAAP financial measure. Please see Appendix for a detailed reconciliation from net loss to Adjusted EBITDA.

Appendix 13partech.com

Non-GAAP Subscription Service Gross Margin Percentage Reconciliation 3 Months Ended Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Subscription Service Gross Margin Percentage 51.6% 53.1% 55.3% 53.2% 57.8% Add: Depreciation and amortization 13.9% 13.1% 11.4% 11.3% 11.1% Add: Stock-based compensation 0.1% 0.2% 0.1% 0.1% 0.2% Add: Severance 0.1% —% —% 0.1% —% Non-GAAP Subscription Service Gross Margin Percentage 65.7% 66.4% 66.8% 64.7% 69.1% 14partech.com

Non-GAAP Consolidated Gross Margin Percentage Reconciliation 3 Months Ended Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Consolidated Gross Margin Percentage 37.2% 41.0% 44.5% 42.9% 46.5% Add: Depreciation and amortization 7.9% 7.6% 7.1% 7.0% 7.4% Add: Stock-based compensation 0.2% 0.4% 0.2% 0.1% 0.3% Add: Severance 0.3% 0.3% —% 0.3% —% Non-GAAP Consolidated Gross Margin Percentage 45.6% 49.3% 51.8% 50.3% 54.2% 15partech.com

(in thousands) 3 Months Ended Q1'24 Q1'25 Net loss $(18,288) $(24,350) Discontinued operations (2,078) (197) Net loss from continuing operations (20,366) (24,547) Provision for (benefit from) income taxes (7,785) 1,281 Interest expense, net 1,708 1,634 Depreciation and amortization 7,293 11,882 Stock-based compensation 4,410 7,181 Transaction costs 3,405 1,155 Loss on extinguishment of debt — 5,791 Severance 1,434 72 Other expense (income), net (300) 91 Adjusted EBITDA $(10,201) $4,540 Net Loss to Adjusted EBITDA Reconciliation 16partech.com

Investment Thesis 1. Foodservice market ready for disruption • Large TAM in restaurants with ~1m locations in the US spending 2-3% of total revenue on technology (1) • Enterprise foodservice playing “catch-up” in adopting new technology and anticipate this technology spend to ramp • The industry shift to cloud technology has led to an explosion in new technology from Voice AI to marketing technology 2. Meeting market need with a Unified Experience • Today technology is driving a wedge between restaurants and their guests • Brands are shifting to well integrated vendors and more targeted guest interactions • There is an opportunity to create an integrated solution with unified data that enables restaurants to have 1:1 relationship with their guests • Industry seeking vendor consolidation and platform experience and reduce single-product providers 3. ARR at scale with strong SaaS metrics • Through both organic and inorganic strategies, ARR has reached $282.1M with significant opportunity to expand within existing customers and win new business • Hyper-focus on stringent OpEx spend management with real ROI mindset 17partech.com1. Source: Technomic

Key Performance Indicators • Annual Recurring Revenue or "ARR” is the annualized revenue from subscription services, including subscription fees for our SaaS solutions and related software support, managed platform development services, and transaction-based payment processing services. We generally calculate ARR by annualizing the monthly subscription service revenue for all Active Sites as of the last day of each month for the respective reporting period. Our reported ARR is based on a constant currency, using the exchange rates established at the beginning of the year and consistently applied throughout the period and to comparative periods presented. For acquisitions made during each period, the constant currency rate applied is the exchange rate at the date of each acquisition's closure. Applying a constant currency impacted our reported ARR figures for Q3 2024 and Q4 2024 as exchange rate effects began with the acquisition of TASK Group Holdings Limited in July 2024. • “Active Sites” represent locations active on PAR’s subscription services as of the last day of the respective reporting period. • “Non-GAAP Subscription Service Gross Margin Percentage” represents subscription service gross margin percentage adjusted to exclude amortization from acquired and internally developed software, stock-based compensation, and severance. • “Non-GAAP Consolidated Gross Margin Percentage” represents consolidated gross margin percentage adjusted to exclude amortization from acquired and internally developed software, stock-based compensation, and severance. • “Adjusted EBITDA” represents net income (loss) before income taxes, interest expense and depreciation and amortization adjusted to exclude certain non-cash and non-recurring charges that may not be indicative of our financial performance. • “ARR Per Unit” represents ARR divided by Active Sites as of the last day of each month for the respective reporting period. 18partech.com

Thank You! 19partech.com